ELITE GROWTH & INCOME FUND

&

ELITE INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2000

SHAREHOLDER LETTER

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PORTFOLIO OF INVESTMENTS

        Elite Growth & Income Fund

        Elite Income Fund

STATEMENT OF ASSETS AND LIABILITIES

STATEMENT OF OPERATIONS

 STATEMENT OF CHANGES IN NET ASSETS

        Elite Growth & Income Fund

        Elite Income Fund

FINANCIAL HIGHLIGHTS

        Elite Growth & Income Fund

        Elite Income Fund

NOTES TO FINANCIAL STATEMENTS

Shareholder Letter

September 30, 2000

Dear Shareholders:

Attached with this letter is the audited annual report for The Elite Group Growth & Income Fund (stock fund) and The Income Fund (bond fund).

The fiscal year for the Elite Funds ended on September 30, completing our thirteenth year. Many of you have been invested with us for the majority of those years and some of you are fairly new. We sincerely appreciate everyone's support and patronage.

The Elite Growth & Income Fund

The financial statements that make up the Annual Report give us the opportunity to review what has happened and what may happen. Looking back on fiscal year 2000, the Growth & Income Fund was up 23.24%. This compares positively with the S&P 500 and our peers, which were up 13.28% and 21.58% respectively. The Fund has been the beneficiary of the market rotating its interest away from speculative "idea" companies back to more traditional companies, as investors have again realized that profits and valuation measures still matter.

The past year has driven home that investing in the stock market is a long-term commitment and that there is no get-rich-quick guarantee. The investment period of the late 90's will go down in history as one of the greatest speculative frenzies, matching that of "tulip mania" that spread through Holland 350 years ago. We are proud that we stayed focused on the Fund's long-term objectives of investing in financially sound, well-managed companies that represent good long-term investment values.

Going forward, we are confident in the Fund's portfolio to deliver solid investment returns. By no means is the Fund over-valued relative to the rest of the market or compared with historical averages. The portfolio continues to sell at a discount to the S&P while earnings are growing faster.

The Elite Income Fund

Over the past year, the Federal Reserve increased interest rates many times, which traditionally makes for a tough bond market. However, the Income Fund was up 6.51% for the fiscal year, and like the stock fund, compares positively against its benchmark and peers, which were up 6.21% and 5.85% respectively. Each bond in the fund is investment grade (no junk) with an average maturity of 5.5 years.

Looking forward, there currently are many uncertainties, both domestically and internationally, which could force the Fed to move rates in either direction. We believe the Fund's diversity and quality of investments will allow it to continue to protect your capital and deliver returns better than money market funds and CD's.

I hope you all know, if you have questions regarding the funds, your accounts, or the market in general, please do not hesitate to call.

Warm Regards,

Richard McCormick         John McCormick

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees

The Elite Group

We have audited the accompanying statements of assets and liabilities of The Elite Growth and Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group, including the portfolios of investments as of September 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth and Income Fund and The Elite Income Fund as of September 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

October 17, 2000

Portfolio of Investments

The Elite Growth & Income Fund

September 30, 2000
				Market Value
Shares				Note 2A
	Common Stock 96.6%
	Business Services 9.7%
40,000	Fed Ex. Corp.*			$ 1,773,600
150,000	United Rentals*			3,618,750
64,200	Waste Management			1,119,488
	Total Business Services			6,511,838

	Capital Goods 14.3%
48,000	General Electric			2,769,000
40,000	International Rectifier*			2,022,500
20,000	Masco			372,500
68,000	Tyco International			3,527,500
12,900	United Technologies			893,325
	Total Capital Goods			9,584,825

	Consumer Goods & Services 15.7%
30,000	Alaska Airlines*			720,000
67,000	Black & Decker			2,290,563
80,000	Fortune Brands			2,120,000
40,000	Limited Inc.			882,500
105,139	Optiva Corp. (a)*			1,366,807
30,000	Starbucks*			1,201,875
60,000	Zale Corp.*			1,946,250
	Total Consumer Goods & Services			10,527,995

	Energy 2.7%
60,000	Petroleum Geo Services*			1,035,000
30,000	Pogo Producing			761,250
	Total Energy			1,796,250

	Financial Intermediaries 10.9%
40,000	Fannie Mae			2,860,000
40,000	Freddie Mac			2,162,500
40,000	Mellon Financial Corp.			1,855,000
10,000	Washington Mutual			398,125
	Total Financial Intermediaries			7,275,625

	Health Care Goods & Services 28.6%
30,000	American Home Products			1,696,875
120,000	Amerisource Health*			5,640,000
60,000	Cardinal Health			5,291,250
40,000	Elan PLC/ADR*			2,190,000
29,500	Medtronics Inc.			1,528,469
20,000	Merck & Co			1,488,750
30,000	Pfizer Inc.			1,348,125
	Total Health Care Goods & Services			19,183,469

	Technology & Telecommunications 14.7%
120,000	Charter Communications*			$1,951,875
10,000	F5 Networks*			340,000
12,000	Hewlett Packard			1,164,000
20,000	IBM			2,250,000
30,000	Infospace*			907,500
24,000	Microsoft*			1,447,500
40,000	Sprint Inc.			1,172,500
20,000	Three Five Systems*			585,000
	Total Technology & Telecommunications			9,818,375

	Total Value of Common Stock (Cost $34,802,905)			64,698,377

	Options — Covered Calls (3.2%)
-20,000	Amerisource Call	$ 35.00	11-17-00	(252,500)
-50,000	Amerisource Call	$ 40.00	11-17-00	(431,250)
-29,500	Medtronic Call	$ 50.00	11-17-00	(114,313)
-40,000	Mellon Bank Call	$ 40.00	12-15-00	(292,500)
-30,000	Cardinal Health Call	$ 75.00	12-15-00	(466,875)
-20,000	Elan Call	$ 60.00	01-19-01	(83,750)
-40,000	Fedex Call	$ 45.00	01-19-01	(146,000)
-20,000	IBM Call	$145.00	01-19-01	(35,625)
-30,000	Infospace Call	$45.00	01-19-01	(89,063)
-30,000	Starbucks Call	$40.00	01-19-01	(140,625)
-20,000	Three Five Systems Call	$35.00	01-19-01	(75,000)
	Total Value of Covered Calls (Cost ($1,959,770))			(2,127,501)

	Convertible Securities 5.3%
200,000	Glenborough Realty $1.93 Preferred			3,400,000
5,000	Apartment & Investment $2.00 Preferred			137,500
10,514	Optiva Convertible Preferred* (a)			105
	Total Value of Convertible Securities (Cost $3,273,366)			3,537,605

	Total Investments
	(Cost $36,116,501**)	98.7%		66,108,481
	Cash and receivables
	In excess of liabilities	1.3%		898,630
	NET ASSETS	100.0% —————		$67,007,111 ———————

(a) Restricted security (see note 3)
* Non - income producing
** Cost for Federal Income Tax purposes is the same.

At September 30, 2000 unrealized appreciation of securities for Federal Income
Tax purposes is as follows:
		Unrealized appreciation	$ 31,068,511
		Unrealized depreciation	(1,076,531)
		Net unrealized appreciation	$ 29,991,980 ———————

See Notes to Financial Statements

Portfolio of Investments

The Elite Income Fund

September 30, 2000

			Market Value
Par Value			Note 2A
	Bonds 91.4%
	U.S. Government Notes and Bonds 32.2%
$ 1,400,000	U.S. Treasury Note
	6.250% due 02/15/03		$ 1,408,302
4,025,000	U.S. Treasury Bond
	7.250% due 05/15/16		4,479,060
	Total U.S. Government Notes and Bonds		5,887,362

	Electric & Gas Utilities 16.5%
450,000	Entergy Arkansas Inc.
	7.000% due 03/01/02		448,313
1,485,000	Niagara Mohawk Power
	5.875% due 09/01/02		1,453,444
150,000	Detroit Edison
	7.400% due 01/15/03		150,938
955,000	PG&E Gas Transmission NW Co.
	7.100% due 06/01/05		963,356
	Total Electric & Gas Utility Bonds		3,016,051

	Electric Utilities 20.1%
895,000	Ohio Power
	6.750% due 04/01/03		884,931
165,000	Idaho Power
	6.850% due 10/01/02		164,794
500,000	Hawaiian Electric
	6.660% due 12/05/05		480,625
805,000	Appalachian Power Co.
	6.800% due 03/01/06		784,875
1,500,000	Kentucky Power
	6.450% due 11/10/08		1,372,500
	Total Electric Utility Bonds		3,687,725

	Mortgage Backed Bonds 3.8%
500,000	Fannie Mae (1993-93HA)
	6.750% due 01/25/08		499,235
191,380	Freddie Mac
	6.100% due 02/15/24		190,508
	Total Mortgage Backed Bonds		689,743

	Financial/Corporate Bonds 18.8%
110,000	Associates Corp.
	5.850% due 01/15/01		109,725
515,000	Chrysler Financial
	5.875% due 02/07/01		513,069
760,000	GMAC
	6.875% due 07/15/01		760,000
700,000	Ford Motor Credit
	8.200% due 02/15/02		711,375
500,000	Heller Financial
	6.440% due 10/06/02		493,123
145,000	GMAC
	7.050% due 09/29/03		145,363
105,000	GMAC
	8.250% due 02/24/04		108,806
500,000	Ford Motor Credit
	6.250% due 12/08/05		475,625
500,000	Federal Home Loan
	0.000% due 09/29/17		121,530
	Total Financial/Corporate Bonds		3,438,616

	Total Value Bonds (Cost $16,647,192)		16,719,497
Shares
Preferred Stock 3.7%
39,500	Glenborough Realty $1.93 Series A Conv. Preferred		671,500
Total Preferred Stock (Cost $682,008)			671,500
	Total Investments
	(Cost $17,329,200**)	95.1%	17,390,997
	Cash and receivables
	In excess of liabilities	4.9%	896,067
	NET ASSETS	100.0% —————	$18,287,064 ———————
**Cost for Federal Income Tax purposes is the same.
At September 30, 2000, unrealized appreciation of securities for Federal Income
Tax purposes is as follows:
	Unrealized appreciation		$ 376,532
	Unrealized depreciation		(314,735)
	Net unrealized appreciation		$ 61,797 ——————

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

THE ELITE GROWTH & INCOME FUND		THE ELITE INCOME FUND
ASSETS:
Investments in securities at value (Notes 2A, 3 )(Cost $36,116,501 and $17,329,200)	$ 66,108,481	$ 17,390,997
Cash and cash equivalent (Note 2D)	931,920	604,473
Receivables:
Interest	4,681	327,190
Dividends	120,568	19,133
Total Assets	67,165,650	18,341,793

LIABILITIES:
Payables:
Investment management fees	54,818	10,613
Capital stock reacquired	27,898	2,382
Distributions	31,127	25,593
Accrued expenses	44,696	16,141
Total Liabilities	158,539	54,729

NET ASSETS:
The Elite Growth & Income Fund--applicable to 2,538,862 shares outstanding	$ 67,007,111 ————————
The Elite Income Fund-applicable to 1,829,488 shares outstanding		$ 18,287,064 ————————
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (Net assets ÷ shares outstanding)	$ 26.39 —————	$ 10.00 —————

At September 30, 2000 the components of net assets were as follows:
Paid-in capital	$ 36,917,735	$ 18,383,046
Accumulated net realized gain (loss)	82,057	(192,613)
Undistributed net investment income	15,339	34,834
Net unrealized appreciation	29,991,980	61,797
Net Assets	$ 67,007,111 —————————	$ 18,287,064 ————————

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2000
THE ELITE GROWTH & INCOME FUND		THE ELITE INCOME FUND

INVESTMENT INCOME:
Income:
Interest	$ 130,528	$ 1,375,056
Dividends	844,358	71,930
Total Income	974,886	1,446,986

Expenses:
Investment management fee	629,184	150,872
Transfer agent fees	44,012	19,416
Custodian fees	24,855	11,575
Professional fees	17,766	6,083
Trustees fees and expenses	18,300	6,000
Record keeping services	40,536	15,784
Shareholder reports	2,814	1,608
Registration fees and other	19,507	9,485
Total Expenses	796,974	220,823
Fees paid indirectly (Note 6)	(101,658)	---
Fees paid by manager (Note 5)	---	(15,959)
Net Expenses	695,316	204,864
Net Investment Income	279,570	1,242,122

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND OPTIONS CONTRACT
Net realized gain (loss):
Investment securities	3,875,576	(141,041)
Expired and closed covered call options written (Note 4)	(339,507)	---
Net realized gain (loss) on investment securities and option contracts
	3,536,069	(141,041)
Net increase in unrealized appreciation of investment securities
	8,864,528	147,087
Net increase in net assets resulting from operations
	$12,680,167 ————————	$ 1,248,168 ———————

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

THE ELITE GROWTH & INCOME FUND

For the Years Ended September 30
	2000	1999

OPERATIONS:
Net investment income	$279,570	$577,769
Net realized gain on investment
securities and options contracts	3,536,069	494,416
Net increase in unrealized appreciation
of investment securities	8,864,528	5,077,340
Net increase in net assets
resulting from operations	12,680,167	6,149,525

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(288,178)	(590,584)
Distributions from net realized gains on
investment transactions	(2,798,205)	---

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets resulting from
capital share transactions (a)	(11,534,161)	(8,882,160)

Total decrease in net assets	(1,940,377)	(3,323,219)

NET ASSETS:
Beginning of year	68,947,488	72,270,707
End of year (including undistributed
net investment income of $15,339 and
$23,947 respectively).	$67,007,111 ———————	$68,947,488 ———————

(a)Transactions in capital stock were as follows:

Year Ended September 30, 2000	Year Ended September 30, 1999
	Shares	Value	Shares	Value
Shares sold	283,515	$ 6,577,206	290,893	$ 6,787,327
Shares issued in reinvestment of distributions	116,417	3,040,772	22,464	534,857
	399,932	9,617,978	313,357	7,322,184
Shares redeemed	(931,741)	(21,152,139)	(681,079)	(16,204,344)
Net decrease	(531,809) —————	$(11,534,161) ——————	(367,722) —————	$ (8,882,160) ——————

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

THE ELITE INCOME FUND

For the Years Ended September 30
	2000	1999

OPERATIONS:
Net investment income	$1,242,122	$1,584,832
Net realized loss on investment securities	(141,041)	(43,939)
Net increase (decrease) in unrealized
appreciation of investment securities	147,087	(2,028,967)
Net increase (decrease) in net assets
resulting from operations	1,248,168	(488,074)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(1,209,572)	(1,582,548)

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets resulting from
capital share transactions (a)	(7,653,917)	(2,867,844)
Total decrease in net assets	(7,615,321)	(4,938,466)

NET ASSETS:
Beginning of year	25,902,385	30,840,851
End of year (including undistributed
net investment income of $34,834 and
$2,284 respectively).	$18,287,064 ———————	$25,902,385 ———————

(a)Transactions in capital stock were as follows:

Year Ended September 30, 2000	Year Ended September 30, 1999
	Shares	Value	Shares	Value
Shares sold	341,291	$ 3,347,721	566,425	$ 5,832,919
Shares issued in reinvestment of distributions	111,746	1,102,780	141,532	1,445,177
	453,037	4,450,501	707,957	7,278,096
Shares redeemed	(1,225,103)	(12,104,418)	(982,376)	(10,145,940)
Net decrease	(772,066) ——————	$(7,653,917) ———————	(274,419) ——————	$(2,867,844) ———————

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

THE ELITE GROWTH & INCOME FUND

For a share outstanding throughout each year
Years Ended September 30
	2000	1999	1998	1997	1996
Net asset value, beginning of year	$22.45	$21.02	$ 22.25	$ 20.55	$16.64
Income from investment operations
Net investment income	.11	.18	.18	.29	.11
Net gains on securities (both realized and unrealized)	5.09	1.43	(1.24)	6.15	3.92
Total from investment operations	5.20	1.61	(1.06)	6.44	4.03
Less Distributions
Dividends from net investment income	(.11)	(.18)	(.17)	(.29)	(.12)
Distributions from capital gains	(1.15)	---	---	(4.45)	---
Total distributions	(1.26)	(.18)	(.17)	(4.74)	(.12)
Net asset value, end of year	$ 26.39 —————	$ 22.45 —————	$ 21.02 —————	$ 22.25 —————	$ 20.55 —————

Total Return	23.24%	7.62%	(4.82%)	34.66%	24.26%

Ratios/Supplemental Data
Net asset value, end of year (in 000's)	$67,007	$68,947	$ 72,271	$ 67,719	$44,799
Ratio of expenses to average net assets	1.27%*	1.25%*	1.23%*	1.30%*	1.33%
Ratio of net investment income to average net assets	.45%*	.75%	.71%	.41%	.61%
Portfolio turnover	98.83%	133.11%	138.49%	115.80%	156.93%

*Ratio reflects fees paid through a directed brokerage arrangement. No fees paid through a brokerage arrangement for 1996. The expense ratios for 2000, 1999, 1998, and 1997 after reduction of fees paid through the directed brokerage arrangement were 1.11%, 1.12%, 1.15%, and 1.27%, respectively.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

THE ELITE INCOME FUND

For a share outstanding throughout each year
Years Ended September 30,
	2000	1999	1998	1997	1996
Net asset value, beginning of year	$ 9.96	$ 10.72	$ 10.00	$ 9.73	$10.03
Income from investment operations
Net investment income	.61	.59	.59	.60	.60
Net gain (loss) on securities (both realized and unrealized)	.02	(.76)	.72	.27	(.23 )
Total from investment operations	.63	(.17)	1.31	.87	.37
Less Distributions
Dividends from net investment income	(.59)	(.59)	(.59)	(.60)	(.62)
Distributions from capital gains	---	---	---	---	(.05)
Total distributions	(.59)	(.59)	(.59)	(.60)	(.67)

Net asset value, end of year	$ 10.00 —————	$ 9.96 —————	$ 10.72 —————	$ 10.00 —————	$ 9.73 —————

Total Return	6.51%	(1.62)%	13.44%	9.20%	3.79%

Ratios/Supplemental Data
Net asset value, end of year (in 000's)	$ 18,287	$ 25,902	$ 30,841	$ 16,312	$12,618
Ratio of expenses to average net assets	1.02%*	.95%*	.92%	.96%	1.00%
Ratio of net investment income to average net assets	5.78%	5.60%	5.63%	6.01%	6.01%
Portfolio turnover	5.55%	33.01%	21.41%	37.60%	43.37%

* Ratio reflects expenses prior to reimbursement from manager. Expense ratio after reimbursement was .95% and .86% for 2000 and 1999, respectively.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2000

Note 1 - Organization
     The Elite Growth and Income Fund and The Elite Income Fund (the "Funds") are two series of shares of beneficial interests of The Elite Group (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in Massachusetts as a business trust on August 8, 1986. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series. Currently, the Trust has authorized only the two series above. The Elite Growth & Income Fund's investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets. The Elite Income Fund's investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

Note 2 - Significant Accounting Policies
     The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price. Securities which are traded over-the counter are valued at the bid price. Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

      B. Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all its taxable income to its shareholders. Therefore no federal income tax provision is required.

      C. Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received. The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      D. Cash Equivalent - Consists of investment in mutual fund money market accounts.

      E. Other - As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post - October losses. Interest income and estimated expenses are accrued daily.

      F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3 - Restricted Securities
     The Funds may invest in restricted securities. Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and as a result are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. There are no unrestricted securities of these issuers. At September 30, 2000 the Elite Growth and Income Fund had investments in restricted securities with the date of acquisition, cost, fair value and percentage of net assets listed below:
	Date of Acquisition	Cost	Value	Percentage of Net Assets
Stock
105,139 Optiva Corporation	04/25/94	$111,710	$1,366,807	2.04%

Note 4 - Purchases and Sales of Securities

     For the year ended September 30, 2000, purchases and sales of securities, other than options and short-term notes were as follows:
	Purchases	Sales
The Elite Growth and Income Fund	$61,480,930	$72,096,407
The Elite Income Fund	$1,148,422	$8,934,883

For The Elite Growth & Income Fund, transactions in covered call options written were as follows:

	Number of Contracts*	Premiums
Options outstanding on September 30, 1999	2,560	$1,400,027
Options written	13,109	6,410,576
Options terminated in closing purchase transactions	(10,769)	(5,545,317)
Options exercised	(391)	(39,541)
Options expired	(1,214)	(265,975)
Options outstanding on September 30, 2000	3,295 —————	$1,959,770 ——————

     * Each contract represents 100 shares of common stock

Note 5 - Investment Management Fee and Other Transactions with Affiliates
     The Funds retain McCormick Capital Management Inc. as their Investment Manager. Under an Investment Management Agreement, the Investment Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services. As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund. For The Elite Growth & Income Fund and The Elite Income Fund, the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8% of 1%, respectively, over $250 million up to $500 million; and 1/2 of 1% over $500 million for each Fund.

The Manager may voluntary reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions). Voluntary reimbursements may cease at any time without prior notice.

NOTE 6 - Directed Brokerage Arrangement
     In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of the operating expenses by the broker-dealer, is based on a percentage of commissions earned. Expenses paid under this arrangement during the year ended September 30, 2000 were $101,658 for the Elite Growth & Income Fund.

NOTE 7 - Concentration
     Although both of the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested, which may subject the funds more significantly to economic changes occurring in certain industries or sectors. The Elite Growth & Income Fund has investments in excess of 10% in capital goods, consumer goods and services, financial intermediaries, health care goods and services, and technology and telecommunications industries. The Elite Income Fund has investments in excess of 10% in the electric and gas utilities and financial industries.